UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 18, 2006


                          SECURITY FEDERAL CORPORATION
             (Exact name of registrant as specified in its charter)

  South Carolina                    0-16120                     57-0858504
(State or other jurisdiction     (Commission                   (IRS Employer
    of incorporation)            File Number)              Identification No.)

  1705 Whiskey Road South, Aiken, South Carolina                   29801
       (Address of principal executive offices)                  (Zip Code)

     Registrant's telephone number (including area code):  (803) 641-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement
----------------------------------------------------

     On May 18, 2006, the Board of Directors ("Board") of Security Federal Bank (the "Bank"), the wholly owned operating subsidiary of Security Federal Corporation, adopted the Security Federal Bank Salary Continuation Agreement (the "SCA") for executive officers Timothy W. Simmons, J. Chris Verenes, Roy
G. Lindburg and two other senior officers, effective May 16, 2006. The SCA provides an annual supplemental retirement benefit (the "Annual Benefit") to each of the executives. The Annual Benefit commences on the last day of the year in which the executive attains age 65, or upon executive's separation from service, if later. The Annual Benefit equals 20 percent of the executive's final pay, payable in monthly installments over 15 years. An executive's final pay is the highest of his annual base salary over the five year period ending with the year he separates from service.

     The SCA also provides an early termination benefit if the executive terminates employment with the Bank prior to his attaining age 65. The early termination benefit is an annual benefit based on the executive's vested accrued balance under the SCA, determined when he separates from service from the Bank, adjusted monthly by an interest factor until the executive's attainment of age 65. The rate at which the executive vests in his early termination benefit is set forth in his or her SCA, with the vesting rate ranging from between 10 percent per year to 25 percent per year, depending on the executive. The early termination benefit is payable in monthly installments over 15 years, commencing on the first day of the month after the executive attains age 65. During the payout period the remaining accrued balance will be credited monthly by an interest factor.

     The SCA provides a disability termination benefit if the executive terminates employment with the Bank on account of disability prior to his attaining age 65. The disability termination benefit is the same as the early termination benefit, except that the executive becomes 100 percent vested in his benefit upon his disability while actively employed.

     In the event of a change in control, followed by a separation from service, the executive will receive an annual change in control benefit equal to 20 percent of the executive's projected final pay. An executive's projected final pay is his final pay, as defined above, adjusted at a rate of 4 percent per year until the executive attains age 65. The annual change in control benefit will be paid in monthly installments over 15 years, commencing on the first day of the month after the executive attains age 65.

     Nondistributed SCA benefits will be forfeited if within 24 months of the executive's termination of employment the executive violates the noncompetition, nondisclosure or nonsolicitation provisions described in the SCA. This forfeiture provision does not apply if there is a change in control.

     If the executive dies while in the active service of the Bank but before he attains age 65, his beneficiary will receive a lump sum benefit based on the executive's accrued balance that is paid within 60 days of his death. If the executive dies after his SCA benefit has commenced, the remaining benefits will be paid to the executive's beneficiaries at the same time and the same amounts they would have been paid to the executive. If the executive dies after he has become

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entitled to a benefit, but before the benefit commences, the benefit will commence to be paid to his beneficiaries within 30 days following the date the Bank or its successor receives a copy of the executive's death certificate.

     In addition to the death benefit described above, the executive will receive under a split dollar agreement an additional death benefit, equal to
50 percent of the "net death proceeds".   The net death proceeds is the death
benefit received by the Bank under a life insurance policy taken out on the life of the executive, reduced by the greater of the cash surrender value of the policy or the aggregate premiums paid by the Bank on the policy.

     To offset the annual expense accruals for the benefits to the executives participating in the SCA, the Bank has acquired approximately $5 million in bank-owned life insurance ("BOLI"). It is expected that the BOLI will provide full cost recovery of the benefits paid to the executives under the SCA, upon their deaths.

     The foregoing summary of the material features of the SCA and split dollar agreement are qualified in their entirety by reference to the provisions of the SCA and split dollar agreement, attached hereto as Exhibits
99.1 and 99.2, respectively.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

     (c)   Exhibits

     99.1  Form of Security Federal Bank Salary Continuation Agreement

     99.2  Form of Split Dollar Agreement

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    SECURITY FEDERAL CORPORATION




Date: May 23, 2006                  By:/s/Roy G. Lindburg
                                       -------------------------------------
                                       Roy G. Lindburg
                                       Treasurer and Chief Financial Officer


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                                 Exhibit 99.1

          Form of Security Federal Bank Salary Continuation Agreement

                           SECURITY FEDERAL BANK
                        SALARY CONTINUATION AGREEMENT


     THIS SALARY CONTINUATION AGREEMENT (the "Agreement") is adopted this ________ day of _______________, 2____, by and between SECURITY FEDERAL BANK, a South Carolina corporation located in Aiken, South Carolina (the "Bank") and _______________(the "Executive").

     The purpose of this Agreement is to provide specified benefits to Executive, a member of a select group of management or highly compensated employees who contribute materially to the continued growth, development, and future business success of the Bank. This Agreement shall be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended from time to time. This Agreement is intended to comply with Section 409A of the Code and the regulations and other guidance of general applicability issued thereunder (together referred to herein as "Section 409A") and shall be administered and interpreted accordingly.


                                   Article 1
                                 Definitions

     Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

1.1 "Accrual Balance" means the liability that should be accrued by the Bank, under Generally Accepted Accounting Principles ("GAAP"), for the Bank's obligation to the Executive under this Agreement, by applying Accounting Principles Board Opinion Number 12 ("APB 12") as amended by Statement of Financial Accounting Standards Number 106 ("FAS 106") (or their successors) and the Discount Rate. Any one of a variety of amortization methods may be used to determine the Accrual Balance. However, once chosen, the method must be consistently applied. The Accrual Balance shall be reported annually by the Bank to the Executive.

1.2 "Beneficiary" means each designated person, or the estate of the deceased Executive, entitled to benefits, if any, upon the death of the Executive determined pursuant to Article 4.

1.3 "Beneficiary Designation Form" means the form established from time to time by the Plan Administrator that the Executive completes, signs, and returns to the Plan Administrator to designate one or more
      Beneficiaries.

1.4 "Board" means the Board of Directors of the Bank as from time to time constituted or its delegate.

1.5 "Change in Control" means a change in control of the Bank where an entity, corporation or group of persons acting in concert (other than the members of the Board of Directors of the Bank as of January 1, 1993) acquire a majority of the voting stock of the Bank entitling them to elect a majority of the Board of Directors of the Bank.

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1.6  "Code" means the Internal Revenue Code of 1986, as amended.

1.7 "Disability" means any physical or mental injury or disease of a permanent nature which renders the Executive incapable of meeting the requirements of the employment or service performed by the Executive immediately prior to the commencement of such disability. The determination of whether an Executive is disabled shall be made by the Board in its sole and absolute discretion.

1.8 "Discount Rate" means the rate used by the Plan Administrator for determining the Accrual Balance. The initial Discount Rate is six percent (6%). However, the Plan Administrator, in its discretion, may adjust the Discount Rate to maintain the rate within reasonable standards according to GAAP and/or applicable bank regulatory guidance.

1.9 "Early Termination" means Separation from Service before Normal Retirement Age except when such Separation from Service occurs: (i) following a Change in Control; or (ii) due to death, Disability, or Termination for Cause.

1.10 "Effective Date" means May 16, 2006.

1.11 "Final Pay" means the Executive's highest annualized base salary (before reduction for compensation deferred pursuant to all qualified, non-qualified, and Code Section 125 plans) from the five years prior to Separation from Service, including the year such Separation from Service occurs.

1.12 "Normal Retirement Age" means the last day of the Plan Year during which the Executive attains age sixty-five (65).

1.13 "Normal Retirement Date" means the later of Normal Retirement Age or Separation from Service.

1.14 "Plan Administrator" means the plan administrator described in Article 6.

1.15 "Plan Year" means each twelve-month period commencing on April 1 and ending on March 31 of each year. The initial Plan Year shall commence on the Effective Date of this Plan and end on the following March 31.

1.16 "Projected Benefit" means twenty percent (20%) of Projected Final Pay.

1.17 "Projected Final Pay" means Final Pay increased four percent (4%) annually, until Normal Retirement Age.

1.18 "Separation from Service" means the termination of the Executive's employment with the Bank for reasons other than death or Disability. Whether a Separation from Service takes place is determined based on the facts and circumstances surrounding the termination of the Executive's employment and whether the Bank and the Executive intended for the Executive to provide significant services for the Bank following such termination. A Separation from Service shall be deemed to occur only if it qualifies as such under Section 409A. A termination of employment will not be considered a Separation from Service if:

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         (a)   the Executive continues to provide services as an employee of the Bank at an annual rate that is twenty percent (20%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or, if employed less than three years, such lesser period) and the annual remuneration for such services is twenty percent (20%) or more of the average annual remuneration earned during the final three full calendar years of employment (or, if less, such lesser period), or

         (b) the Executive continues to provide services to the Bank in a capacity other than as an employee of the Bank at an annual rate that is fifty percent (50%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or if employed less than three years, such lesser period) and the annual remuneration for such services is fifty percent (50%) or more of the average annual remuneration earned during the final three full calendar years of employment (or if less, such lesser period).

1.19 "Specified Employee" means a key employee (as defined in Section 416(i) of the Code without regard to paragraph 5 thereof) of the Bank if any stock of the Bank is publicly traded on an established securities market or otherwise. A person shall be a Specified Employee only if he is a key employee (as herein defined) during the 12-month period ending on the last day of the Plan Year (the "Identification Date"), and in that case will be considered a Specified Employee during the twelve-month period with commences on the first day of the fourth month following the Identification Date.

1.20 "Termination for Cause" means Separation from Service by reason of personal dishonesty, incompetence, willfull misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

                                 Article 2
                        Distributions During Lifetime

2.1 Normal Retirement Benefit. Upon the Normal Retirement Date, the Bank shall distribute to the Executive the benefit described in this Section
     2.1 in lieu of any other benefit under this Article.

     2.1.1   Amount of Benefit.  The initial annual benefit under this Section
             2.1 is twenty percent (20%) of Final Pay.

     2.1.2 Distribution of Benefit. The Bank shall distribute the annual benefit to the Executive in twelve (12) equal monthly installments commencing on the first day of the month following the Normal Retirement Date. The annual benefit shall be distributed to the Executive for fifteen (15) years.

2.2 Early Termination Benefit. Upon Early Termination, the Bank shall distribute to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Article.

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     2.2.1   Amount of Benefit.  The benefit under this Section 2.2 is the vested Accrual Balance determined as of the end of the end of the Plan Year preceding Separation from Service. This benefit is determined by vesting the Executive in the Accrual Balance. Pending annual approval by the Board, vesting shall be ten percent (10%) of the Accrual Balance at the end of the first Plan Year, and an additional ten percent (10%)of said amount at the end of each succeeding Plan Year thereafter until the Executive becomes one hundred percent (100%) vested in the Accrual Balance. Interest will be applied to the vested Accrual Balance at the Discount Rate, compounded monthly, from Separation from Service to the Executive's Normal Retirement Age.

     2.2.2 Distribution of Benefit. The Bank shall distribute the annual benefit to the Executive in twelve (12) equal monthly installments commencing on the first day of the month following Normal Retirement Age. The annual benefit shall be distributed to the Executive for fifteen (15) years. During the applicable installment period, interest will be applied to the Accrual Balance at the Discount Rate, compounded monthly.

2.3 Disability Benefit. If Executive experiences a Disability which results in a Separation from Service prior to Normal Retirement Age, the Bank shall distribute to the Executive the benefit described in this Section
     2.3 in lieu of any other benefit under this Article.

     2.3.1 Amount of Benefit. The benefit under this Section 2.3 is one hundred percent (100%) of the Accrual Balance determined as of the end of the Plan Year preceding Separation from Service. Interest will be applied to the Accrual Balance at the Discount Rate, compounded monthly, from Separation from Service to the Executive's Normal Retirement Age.

     2.3.2 Distribution of Benefit. The Bank shall distribute the annual benefit to the Executive in twelve (12) equal monthly installments commencing on the first day of the month following Normal Retirement Age. The annual benefit shall be distributed to the Executive for fifteen (15) years. During the applicable installment period, interest will be applied to the Accrual Balance at the Discount Rate, compounded monthly.

2.4 Change in Control Benefit. Upon a Change of Control, followed by a Separation from Service, the Bank shall distribute to the Executive the benefit described in this Section 2.4 in lieu of any other benefit under this Article.

     2.4.1 Amount of Benefit. The annual benefit under this Section 2.4 is the Projected Benefit.

     2.4.2 Distribution of Benefit. The Bank shall distribute the annual benefit to the Executive in twelve (12) equal monthly installments commencing on the first day of the month following Normal Retirement Age. The annual benefit shall be distributed to the Executive for fifteen (15) years.

2.5 Restriction on Timing of Distribution. Notwithstanding any provision of this Agreement to the contrary, if the Executive is considered a Specified Employee at Separation from Service under such procedures as established by the Bank in accordance with Section 409A, benefit distributions that are made upon Separation from Service may not commence earlier than six (6) months after the date of such Separation from Service. Therefore, in the event this Section 2.5 is applicable to the Executive, the first six months of payments that would have been paid but for this Section 2.5 shall be paid (along with the then-current payment) the first day of the seventh month following the Executive's Separation from Service.

2.6 Distributions Upon Income Inclusion Under Section 409A. Upon the inclusion of any portion of the Accrual Balance into the Executive's income as a result of the failure of this non-qualified deferred compensation plan to comply with the requirements of Section 409A, a lump sum distribution shall be made as soon as is administratively practicable following the discovery of the plan failure of an amount equal to the lesser of (a) the Executive's then-vested benefit, or (b) the amount includible in the Executive's income as a result of the failure of the Plan to comply with Section 409A. In the event the amount includible in the Executive's income under Section 409A exceeds the Executive's then-vested benefit, the excess shall be distributed in a lump sum as soon as administratively practicable after the Executive's vested interest in his benefit under this Agreement increases.

                                   Article 3
                              Distribution at Death

3.1 Death During Active Service. If the Executive dies while in the active service of the Bank, the Bank shall distribute to the Beneficiary the benefit described in this Section 3.1. This benefit shall be distributed in lieu of the benefits under Article 2.

     2.1.1 Amount of Benefit. The benefit under this Section 3.1 is one hundred percent (100%) of the Accrual Balance determined as of the end of the Plan Year preceding the Executive's death.

     2.1.2 Distribution of Benefit. The Bank shall distribute the benefit to the Beneficiary in a lump sum commencing within sixty (60) days following receipt by the Bank of the Executive's death certificate.

3.2 Death During Distribution of a Benefit. If the Executive dies after any benefit distributions have commenced under this Agreement but before receiving all such distributions, the Bank shall distribute to the Beneficiary the remaining benefits at the same time and in the same amounts they would have been distributed to the Executive had the Executive survived.

3.3 Death After Separation from Service But Before Benefit Distributions Commence. If the Executive is entitled to benefit distributions under this Agreement, but dies prior to the commencement of said benefit distributions, the Bank shall distribute to the Beneficiary the same benefits that the Executive was entitled to prior to death except that the benefit distributions shall commence within thirty (30) days following receipt by the Bank of the Executive's death certificate.

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                                  Article 4
                                Beneficiaries

4.1 Beneficiary. The Executive shall have the right, at any time, to designate a Beneficiary(ies) to receive any benefit distributions under this Agreement upon the death of the Executive. The Beneficiary designated under this Agreement may be the same as or different from the beneficiary designation under any other plan of the Bank in which the Executive participates.

4.2 Beneficiary Designation: Change. The Executive shall designate a Beneficiary by completing and signing the Beneficiary Designation Form, and delivering it to the Plan Administrator or its designated agent. The Executive's beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Executive or if the Executive names a spouse as Beneficiary and the Executive is divorced or legally separated from that spouse. The Executive shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Plan Administrator's rules and procedures, as in effect from time to time. Upon the acceptance by the Plan Administrator of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Plan Administrator shall be entitled to rely on the last Beneficiary Designation Form filed by the Executive and accepted by the Plan Administrator prior to the Executive's death.

4.3 Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Plan Administrator or its designated agent.

4.4 No Beneficiary Designation. If the Executive dies without a valid beneficiary designation, or if all designated Beneficiaries predecease the Executive, then the Executive's spouse shall be the designated Beneficiary. If the Executive has no surviving spouse, the benefits shall be made to the personal representative of the Executive's estate.

4.5 Facility of Distribution. If the Plan Administrator determines in its discretion that a benefit is to be distributed to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of that person's property, the Plan Administrator may direct distribution of such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Plan Administrator may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any distribution of a benefit shall be a distribution for the account of the Executive and the Executive's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Agreement for such distribution amount.

                                  Article 5
                             General Limitations

5.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Bank shall not distribute any benefit under this Agreement if Executive's employment with the Bank is terminated due to a Termination for Cause.

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5.2  Suicide or Misstatement.  No benefits shall be distributed if the
     Executive commits suicide within two years after the Effective Date of this Agreement, or if an insurance company which issued a life insurance policy covering the Executive and owned by the Bank denies coverage: (i) for material misstatements of fact made by the Executive on an application for such life insurance; or (ii) for any other reason.

5.3 Removal. Notwithstanding any provision of this Agreement to the contrary, the Bank shall not distribute any benefit under this Agreement if the Executive is subject to a final removal or prohibition order issued by an appropriate federal banking agency pursuant to Section 8(e) of the Federal Deposit Insurance Act. Any benefit payment delayed in accordance with the preceding sentence shall be paid at the earliest date at which the Bank reasonably anticipates that such payment would be permissible.

5.4 Forfeiture Provision. The Executive shall forfeit any non-distributed benefits under this Agreement if within twenty-four (24) months following a Separation from Service, the Executive, directly or indirectly, either as an individual or as a proprietor, stockholder, partner, officer, director, employee, agent, consultant or independent contractor of any individual, partnership, corporation or other entity (excluding an ownership interest of three percent (3%) or less in the stock of a publicly-traded company):

             (i) becomes employed by, participates in, or becomes connected in any manner with the ownership, management, operation or control of any bank, savings and loan or other similar financial institution if the Executive's responsibilities will include providing banking or other financial services within the twenty-five (25) miles of any office maintained by the Bank as of the date of the termination of the Executive's employment;

             (ii) participates in any way in hiring or otherwise engaging, or assisting any other person or entity in hiring or otherwise engaging, on a temporary, part-time or permanent basis, any individual who was employed by the Bank as of the date of termination of the Executive's employment;

             (iii) assists, advises, or serves in any capacity, representative or otherwise, any third party in any action against the Bank or transaction involving the Bank;

             (iv) sells, offers to sell, provides banking or other financial services, assists any other person in selling or providing banking or other financial services, or solicits or otherwise competes for, either directly or indirectly, any orders, contract, or accounts for services of a kind or nature like or substantially similar to the financial services performed or financial products sold by the Bank (the preceding hereinafter referred to as "Services"), to or from any person or entity from whom the Executive or the Bank, to the knowledge of the Executive provided banking or other financial services, sold, offered to sell or solicited orders, contracts or accounts for Services during the three (3) year period immediately prior to the termination of the Executive's employment;

             (v) divulges, discloses, or communicates to others in any manner whatsoever, any confidential information of the Bank, to the knowledge of the Executive, including, but not limited to, the names and addresses of customers or prospective customers, of the Bank, as they may have existed from time to time, of work performed or services rendered for any customer, any method and/or procedures relating to projects or other work developed for the Bank, earnings or other information concerning the Bank. The restrictions contained in this subparagraph (v) apply to all information regarding the Bank, regardless of the source who provided or compiled such information. Notwithstanding anything to the contrary, all information referred to herein shall not be disclosed unless and until it becomes known to the general public from sources other than the Executive.

     5.4.1   Change in Control.  The forfeiture provision detailed in Section
             5.4 hereof shall not be enforceable following a Change in Control.

                                  Article 6
                          Administration of Agreement

6.1 Plan Administrator Duties. This Agreement shall be administered by a Plan Administrator which shall consist of the Board, or such committee or person(s) as the Board shall appoint. The Plan Administrator shall administer this Agreement according to its express terms and shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Agreement and (ii) decide or resolve any and all questions including interpretations of this Agreement, as may arise in connection with the Agreement to the extent the exercise of such discretion and authority does not conflict with Section 409A.

6.2 Agents. In the administration of this Agreement, the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to the Bank.

6.3 Binding Effect of Decisions. The decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Agreement.

6.4 Indemnity of Plan Administrator. The Bank shall indemnify and hold harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Plan Administrator or any of its members.

6.5 Bank Information. To enable the Plan Administrator to perform its functions, the Bank shall supply full and timely information to the Plan Administrator on all matters relating to the date and circumstances of the retirement, Disability, death, or Separation from Service of the Executive and such other pertinent information as the Plan Administrator may reasonably require.

6.6 Annual Statement. The Plan Administrator shall provide to the Executive, within one

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     hundred twenty (120) days after the end of each Plan Year, a statement setting forth the benefits to be distributed under this Agreement.

                                    Article 7
                            Claims And Review Procedures

7.1  For all claims other than disability benefits:

     7.1.1 Claims Procedure. Any individual ("Claimant") who has not received benefits under this Agreement that he or she believes should be paid shall make a claim for such benefits as follows:

               7.1.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Plan Administrator a written claim for the benefits. If such a claim relates to the contents of a notice received by the claimant, the claim must be made within sixty (60) days after such notice was received by the claimant. All other claims must be made within one hundred eighty (180) days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the claimant.

               7.1.1.2 Timing of Plan Administrator Response. The Plan Administrator shall respond to such Claimant within 90 days after receiving the claim. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional 90 days by notifying the Claimant in writing, prior to the end of the initial 90-day period, that an additional period is required.
                        The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

               7.1.1.3 Notice of Decision. If the Plan Administrator denies part or all of the claim, the Bank shall notify the Claimant in writing of such denial. The Plan Administrator shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:
                        (a) The specific reasons for the denial,
                        (b) A reference to the specific provisions of this
                            Agreement on which the denial is based,
                        (c) A description of any additional information or
                            material necessary for the Claimant to perfect the claim and an explanation of why it is needed,
                        (d) An explanation of this Agreement's review
                            procedures and the time limits applicable to such procedures, and
                        (e) A statement of the Claimant's right to bring a
                            civil action under ERISA Section 502(a) following an adverse benefit determination on review.

     7.1.2 Review Procedure. If the Plan Administrator denies part or all of the claim, the Claimant shall have the opportunity for a full and fair review by the Plan Administrator of the denial, as follows:

               7.1.2.1 Initiation - Written Request. To initiate the review, the Claimant, within 60 days after receiving the Plan Administrator's notice of denial, must file with the Plan Administrator a written request for review.

               7.1.2.2 Additional Submissions - Information Access. The Claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Plan Administrator shall also provide the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits.

               7.1.2.3 Considerations on Review. In considering the review, the Plan Administrator shall take into account all materials and information the Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

               7.1.2.4 Timing of Plan Administrator Response. The Plan Administrator shall respond in writing to such Claimant within 60 days after receiving the request for review. If the Plan Administrator determines that special circumstances require additional time for processing the claim, the Plan Administrator can extend the response period by an additional 60 days by notifying the Claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Plan Administrator expects to render its decision.

               7.1.2.5 Notice of Decision. The Plan Administrator shall notify the Claimant in writing of its decision on review. The Plan Administrator shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:
                       (a) The specific reasons for the denial,
                       (b) A reference to the specific provisions of this
                           Agreement on which the denial is based,
                       (c) A statement that the Claimant is entitled to
                           receive, upon request and free of charge,
                           reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits, and
                       (d) A statement of the Claimant's right to bring a
                           civil action under ERISA Section 502(a).

7.2  For disability claims:

     7.2.1 Claims Procedures. Any individual ("Claimant") who has not received benefits under this Agreement that he or she believes should be paid shall make a claim for such benefits as follows:

               7.2.1.1 Initiation - Written Claim. The Claimant initiates a claim by submitting to the Plan Administrator a written claim for the benefits.

               7.2.1.2 Timing of Plan Administrator Response. The Plan Administrator shall notify the Claimant in writing or electronically of any adverse determination as set out in this Section.

               7.2.1.3 Notice of Decision. If the Plan Administrator denies part or all of the claim, the Bank shall notify the Claimant in writing of such denial. The Plan Administrator shall write the notification in a manner calculated to be understood by the Claimant. The notification shall set forth:
                        (a) The specific reasons for the denial,
                        (b) A reference to the specific provisions of this
                            Agreement on which the denial is based,
                        (c) A description of any additional information or
                            material necessary for the Claimant to perfect the claim and an explanation of why it is needed,
                        (d) An explanation of the Agreement's review
                            procedures and the time limits applicable to such procedures,
                        (e) A statement of the Claimant's right to bring a
                            civil action under ERISA Section 502(a) following
                            an adverse benefit determination on review,
                        (f) Any internal rule, guideline, protocol, or other
                            similar criterion relied upon in making the
                            adverse determination, or a statement that such a rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination and that the Claimant can request and receive free of charge a copy of such rule, guideline, protocol or other criterion from the Plan Administrator, and
                       (g) If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of this Agreement to the Claimant's medical circumstances, or a statement that such explanation will be provided free of charge upon request.

               7.2.1.4 Timing of Notice of Denial/Extensions. The Plan Administrator shall notify the Claimant of denial of benefits in writing or electronically not later than 45 days after receipt of the claim by the Plan Administrator. The Plan Administrator may elect to extend notification by two 30-day periods subject to the following requirements:
                       (a) For the first 30-day extension, the Plan
                           Administrator shall notify the Claimant (1) of the necessity of the extension and the factors beyond the Plan Administrator's control requiring an extension; (2) prior to the end of the initial 45-day period; and (3) of the date by which the Plan Administrator expects to render a decision.
                       (b) If the Plan Administrator determines that a
                           second 30-day extension is necessary based on factors beyond the Plan Administrator's control, the Plan Administrator shall follow the same procedure in (a) above, with the exception that the notification must be provided to the Claimant before the end of the first 30-day extension period.
                      (c) For any extension provided under this section, the Notice of Extension shall specifically explain the standards upon which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim, and the additional information needed to resolve those issues. The Claimant shall be afforded 45 days within which to provide the specified information.

     7.2.2 Review Procedures - Denial of Benefits. If the Plan Administrator denies part or all of the claim, the Claimant shall have the opportunity for a full and fair review by the Plan Administrator of the denial, as follows:

               7.2.2.1 Initiation of Appeal. Within 180 days following notice of denial of benefits, the Claimant shall initiate an appeal by submitting a written notice of appeal to Plan Administrator.

               7.2.2.2 Submissions on Appeal - Information Access. The Claimant shall be allowed to provide written comments, documents, records, and other information relating to the claim for benefits. The Plan Administrator shall provide to the Claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits.

               7.2.2.3 Additional Bank Responsibilities on Appeal. On appeal, the Plan Administrator shall:

                        (a)Take into account all materials and information the
                           Claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination;
                        (b)Provide for a review that does not afford deference
                           to the initial adverse benefit determination and
                           that is conducted by an appropriate named fiduciary who is neither the individual who made the adverse benefit determination that is the subject of the appeal, nor the subordinate of such individual;
                       (c) In deciding an appeal of any adverse benefit
                           determination that is based in whole or in part on a medical judgment, including determinations with regard to whether a particular treatment, drug, or other item is experimental, investigational, or not medically necessary or appropriate, consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment;
                       (d) Identify medical or vocational experts whose advise
                           was obtained on behalf of the Plan Administrator in connection with a Claimant's adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination; and
                       (e) Ensure that the health care professional engaged
                           for purposes of a consultation under subsection (c) above shall be an individual who was neither an individual who was consulted in connection with the adverse benefit determination that is the subject of the appeal, nor the subordinate of any such individual.

               7.2.2.4 Timing of Notification of Benefit Denial - Appeal Denial. The Plan Administrator shall notify the Claimant not later than 45 days after receipt of the Claimant's request for review by the Plan Administrator, unless the Plan Administrator determines that special circumstances require an extension of time for processing the claim. If the Plan Administrator determines that an extension is required, written notice of such shall be furnished to the Claimant prior to the termination of the initial 45-day period, and such extension shall not exceed 45 days. The Plan Administrator shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render the determination on review.

               7.2.2.5 Content of Notification of Benefit Denial. The Plan Administrator shall provide the Claimant with a notice calculated to be understood by the Claimant, which shall contain:

                       (a) The specific reason or reasons for the adverse
                           determination;
                       (b) Reference to the specific plan provisions on which
                           the benefit determination is based;
                       (c) A statement that the Claimant is entitled to
                           receive, upon request and free of charge, reasonable access to, and copies of all documents, records, and other relevant information (as defined in applicable ERISA regulations);
                       (d) A statement of the Claimant's right to bring an
                           action under ERISA Section 502(a);
                       (e) Any internal rule, guideline, protocol, or other
                           similar criterion relied upon in making the adverse determination, or a statement that such a rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination and that the Claimant can request and receive free of charge a copy of such rule, guideline, protocol or other criterion from the Plan Administrator;
                       (f) If the adverse benefit determination is based on a
                           medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of this Agreement to the Claimant's medical circumstances, or a statement that such explanation will be provided free of charge upon request; and

                       (g) The following statement: "You and your Plan
                           Administrator may have other voluntary
                           alternative dispute resolution options such as mediation. One way to find out what may be available is to contact your local U.S. Department of Labor Office and your state insurance regulatory agency."

                                  Article 8
                         Amendments and Termination

8.1 Amendments. This Agreement may be amended only by a written agreement signed by the Bank and the Executive. Any amendment to the Plan must not cause the Plan to violate the requirements of Section 409A. The Bank may unilaterally amend this Agreement to conform with written directives to the Bank from its auditors or banking regulators or to comply with legislative or tax law, including without limitation Section 409A.

8.2 Plan Termination Generally. The Bank may unilaterally terminate this Agreement at any time. The benefit shall be the Accrual Balance as of the date the Agreement is terminated. Except as provided in Section 8.3, the termination of this Agreement shall not cause a distribution of benefits under this Agreement. Rather, upon such termination benefit distributions will be made at the earliest distribution event permitted under Article 2 or Article 3.

8.3 Plan Terminations Under Section 409A. Notwithstanding anything to the contrary in Section 8.2, the Bank may make distributions in the following circumstances, in accordance with Section 409A:

    (a) Within thirty (30) days before, or twelve (12) months after a Change in Control, provided that all distributions are made no later than twelve (12) months following such termination of the Agreement and further provided that all the Bank's arrangements which are substantially similar to the Agreement are terminated so the Executive and all participants in the similar arrangements are required to receive all amounts of compensation deferred under the terminated arrangements within twelve (12) months of the termination of the arrangements;

    (b) Upon the Bank's dissolution or with the approval of a bankruptcy court provided that the amounts deferred under the Agreement are included in the Executive's gross income in the latest of: (i) the calendar year in which the Agreement terminates; (ii) the calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or (iii) the first calendar year in which the payment is administratively practical; or

    (c) Upon the Bank's termination of this and all other non-account balance plans (as referenced in Section 409A), provided that all distributions are made no earlier than twelve (12) months and no later than twenty-four (24) months following such termination, and the Bank does not adopt any new non-account balance plans for a minimum of five (5) years following the date of such termination;

     the Bank may distribute the Accrual Balance, determined as of the date of the termination of the Agreement to the Executive, in a lump sum subject to the above terms. The lump sum amount shall be 100 percent of the present value of the benefit the Executive would be entitled to under
     Article 2 if he had experienced a Separation from Service on the date the Plan terminates. For purposes of the preceding sentence, the interest rate used to determine the present value shall be the Discount Rate in effect on the date of the Plan termination.

                                  Article 9
                                Miscellaneous

9.1 Binding Effect. This Agreement shall bind the Executive and the Bank, and their beneficiaries, survivors, executors, administrators and transferees.

9.2 No Guarantee of Employment. This Agreement is not a contract for employment. It does not give the Executive the right to remain as an employee of the Bank, nor does it interfere with the Bank's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

9.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

9.4 Tax Withholding and Reporting. The Bank shall withhold any taxes that are required to be withheld, including but not limited to taxes owed under Section 409A, from the benefits provided under this Agreement. Executive acknowledges that the Bank's sole liability regarding taxes is to forward any amounts withheld to the appropriate taxing authority(ies). Further, the Bank shall satisfy all applicable reporting requirements, including those under Section 409A.

9.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of South Carolina, except to the extent preempted by the laws of the United States of America.

9.6 Unfunded Arrangement. The Executive and the Beneficiary are general unsecured creditors of the Bank for the distribution of benefits under this Agreement. The benefits represent the mere promise by the Bank to distribute such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life or other informal funding asset is a general asset of the Bank to which the Executive and Beneficiary have no preferred or secured claim.

9.7 Reorganization. The Bank shall not merge or consolidate into or with another bank, or reorganize, or sell substantially all of its assets to another bank, firm, or person unless such succeeding or continuing bank, firm, or person agrees to assume and discharge the obligations of the Bank under this Agreement. Upon the occurrence of such event, the term "Bank" as used in this Agreement shall be deemed to refer to the successor or survivor bank.

9.8 Entire Agreement. This Agreement constitutes the entire agreement between the Bank and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

9.9 Interpretation. Wherever the fulfillment of the intent and purpose of this Agreement requires, and the context will permit, the use of the masculine gender includes the feminine and use of the singular includes the plural.

9.10 Alternative Action. In the event it shall become impossible for the Bank or the Plan Administrator to perform any act required by this Agreement, the Bank or Plan Administrator may in its discretion perform such alternative act as most nearly carries out the intent and purpose of this Agreement and is in the best interests of the Bank.

9.11 Headings. Article and section headings are for convenient reference only and shall not control or affect the meaning or construction of any of its provisions.

9.12 Validity. In case any provision of this Agreement shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Agreement shall be construed and enforced as if such illegal and invalid provision has never been inserted herein.

9.13 Notice. Any notice or filing required or permitted to be given to the Bank or Plan Administrator under this Agreement shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                           Security Federal Bank
                           -----------------------------
                           1705 Whiskey Road South
                           -----------------------------
                           Aiken, SC 29801
                           -----------------------------

     Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice or filing required or permitted to be given to the Executive under this Agreement shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Executive .

9.14 Compliance with Section 409A. This Agreement shall at all times be administered and the provisions of this Agreement shall be interpreted consistent with the requirements of Section 409A.

9.15 Rescissions. Any modification to the terms of this Agreement that would inadvertently result in an additional tax liability on the part of the Executive, shall have no effect to the extent the change in the terms of the plan is rescinded by the earlier of a date before the right is exercised (if the change grants a discretionary right) and the last day of the calendar year during which such change occurred.

     IN WITNESS WHEREOF, the Executive and a duly authorized representative of the Bank have signed this Agreement.

Executive:                           SECURITY FEDERAL BANK:



----------------------------------   By  -----------------------------------

------------                         Title ---------------------------------

SECURITY FEDERAL BANK
Salary Continuation Agreement
BENEFICIARY DESIGNATION FORM
==============================================================================

{  } New Designation
{  } Change in Designation

I,              , designate the following as Beneficiary under the Agreement:
   -------------

Primary:
__________________________________________   _____%


__________________________________________   _____%



Contingent:
__________________________________________   _____%

__________________________________________   _____%


Notes:
 *  Please PRINT CLEARLY or TYPE the names of the beneficiaries.
 * To name a trust as Beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.
 * To name your estate as Beneficiary, please write "Estate of ______________ [your name]".
 * Be aware that none of the contingent beneficiaries will receive anything unless ALL of the primary beneficiaries predecease you.

I understand that I may change these beneficiary designations by delivering a new written designation to the Plan Administrator, which shall be effective only upon receipt and acknowledgment by the Plan Administrator prior to my death. I further understand that the designations will be automatically revoked if the Beneficiary predeceases me, or, if I have named my spouse as Beneficiary and our marriage is subsequently dissolved.

Name:         ____________________

Signature:     _______________________________    Date:     _______


Received by the Plan Administrator this ________ day of _______________, 2___



By:       _________________________________

Title:    _________________________________

                               Exhibit 99.2

              Form of Security Federal Bank Split Dollar Agreement

SECURITY FEDERAL BANK
Split Dollar Agreement
==============================================================================

                        SECURITY FEDERAL BANK
                        SPLIT DOLLAR AGREEMENT

     THIS SPLIT DOLLAR AGREEMENT (the "Agreement") is adopted this ______ day of _____________________, 200___, by and between SECURITY FEDERAL BANK, a South Carolina Corporation located in Aiken, South Carolina (the "Bank"), and ________________ (the "Executive").

     The purpose of this Agreement is to retain and reward the Executive, by dividing the death proceeds of certain life insurance policies which are owned by the Bank on the life of the Executive with the designated beneficiary of the Executive. The Bank will pay the life insurance premiums from its general assets.

                             Article 1
                            Definitions

     Whenever used in this Agreement, the following terms shall have the meanings specified:

1.1  "Bank's Interest" means the benefit set forth in Section 2.1.

1.2 "Beneficiary" means each designated person, or the estate of the deceased Executive, entitled to benefits, if any, upon the death of the Executive.

1.3 "Beneficiary Designation Form" means the form established from time to time by the Plan Administrator that the Executive completes, signs and returns to the Plan Administrator to designate one or more
      Beneficiaries.

1.4 "Board" means the Board of Directors of the Bank as from time to time constituted.

1.5  "Code" means the Internal Revenue Code of 1986, as amended.

1.6  "Executive's Interest" means the benefit set forth in Section 2.2.

1.7 "Insurer" means the insurance company issuing the Policy on the life of the Executive.

1.8 "Net Death Proceeds" means the total death proceeds of the Policy minus the greater of (i) the cash surrender value or (ii) the aggregate premiums paid by the Bank.

1.9  "Plan Administrator" means the plan administrator described in Article
      11.

1.10 "Policy" or "Policies" means the individual insurance policy or policies\ adopted by the Bank for purposes of insuring the Executive's life under this Agreement.

1.11 "Separation from Service" means the termination of the Executive's employment with the Bank for reasons other than death. Whether a Separation form Service takes place is determined based on the facts and circumstances surrounding the termination of the Executive's employment and whether the Bank and the Executive intended for the

SECURITY FEDERAL BANK
Split Dollar Agreement
==============================================================================


      Executive to provide significant services for the Bank following such termination. A termination of employment will not be considered a Separation from Service if:

      (a) the Executive continues to provide services as an employee of the Bank at an annual rate that is twenty percent (20%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or, if employed less than three years, such lesser period) and the annual remuneration for such services is twenty percent (20%) or more of the average annual remuneration earned during the final three full calendar years of employment (or, if less, such lesser period), or

      (b) the Executive continues to provide services to the Bank in a capacity other than as an employee of the Bank at an annual rate that is fifty percent (50%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or if employed, less than three years, such lesser period) and the annual remuneration for such services is fifty percent (50%) or more of the average annual remuneration earned during the final three full calendar years of employment
           (or if less, such lesser period).

                                   Article 2
                          Policy Ownership/Interests

2.1 Bank's Interest. The Bank shall own the Policies and shall have the right to exercise all incidents of ownership and, subject to Article 4, the Bank may terminate a Policy without the consent of the Executive. The Bank shall be the beneficiary of the remaining death proceeds of the Policies after the Executive's Interest is determined according to
     Section 2.2 below.

2.2 Executive's Interest. In the event of death prior to Separation from Service, the Executive, or the Executive's assignee, shall have the right to designate the Beneficiary fifty percent (50%) of the Net Death Proceeds. The Executive shall also have the right to elect and change settlement options with respect to the Executive's Interest by providing written notice to the Bank and the Insurer.

2.3  Forfeiture of Benefit.  The Executive will forfeit his or her benefit if:
     (i) the Executive violates any of the provisions detailed in Article 5;
     (ii) a Separation from Service occurs; or (iii) the Executive provides written notice to the Bank declining further participation in the Agreement.

                                   Article 3
                              Comparable Coverage

3.1 Insurance Policies. If the Executive is entitled to a benefit, the Bank may provide such benefit through the Policies purchased at the commencement of this Agreement, or may provide comparable insurance coverage to the Executive through whatever means the Bank deems appropriate. If the Executive waives or forfeits his or her right to the benefit, the Bank shall choose to cancel the Policy or Policies on the Executive, or may

SECURITY FEDERAL BANK
Split Dollar Agreement
==============================================================================


     continue such coverage and become the direct beneficiary of the entire death proceeds.

3.2 Offer to Purchase. If the Bank discontinues a Policy while the Executive is employed by the Bank at the date of discontinuance or while the Executive has a benefit that has not been forfeited, the Bank shall give the Executive at least thirty (30) days to purchase such Policy. The purchase price shall be the fair market value of the Policy, as determined under Treasury Reg. Section 1.61-22(g)(2) or any subsequent applicable authority. Such notification shall be in writing.

                                   Article 4
                          Premiums and Imputed Income

4.1  Premium Payment.  The Bank shall pay all premiums due on all Policies.

4.2 Economic Benefit. The Bank shall determine the economic benefit attributable to the Executive based on the life insurance premium factor for the Executive's age multiplied by the aggregate death benefit payable to the Beneficiary. The "life insurance premium factor" is the minimum factor applicable under guidance published pursuant to Treasury Reg.
     Section 1.61-22(d)(3)(ii) or any subsequent authority.

4.3 Imputed Income. The Bank shall impute the economic benefit to the Executive on an annual basis, by adding the economic benefit to the Executive's W-2, or if applicable, Form 1099.

                                   Article 5
                              General Limitations

5.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Executive shall forfeit any right to a benefit under this Agreement if the Bank terminates the Executive's employment for cause. Termination of the Executive's employment for "Cause" shall mean Separation from Service by reason of personal dishonesty, incompetence, willfull misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

5.2 Removal. Notwithstanding any provision of this Agreement to the contrary, the Executive's rights in the Agreement shall terminate if the Executive is subject to a final removal or prohibition order issued by an appropriate federal banking agency pursuant to Section 8(e) of the Federal Deposit Insurance Act ("FDIA").

5.3 Suicide or Misstatement. No benefits shall be payable if the Executive commits suicide within two years after the date of this Agreement, or if the insurance company denies coverage (i) for material misstatements of fact made by the Executive on any application for life insurance purchased by the Bank, or (ii) for any other reason; provided, however that the Bank shall evaluate the reason for the denial, and upon advice of legal counsel and in its sole discretion, consider judicially challenging any denial.

SECURITY FEDERAL BANK
Split Dollar Agreement
==============================================================================

                                   Article 6
                                 Beneficiaries

6.1 Beneficiary. The Executive shall have the right, at any time, to designate a Beneficiary(ies) to receive any benefits payable under the Agreement upon the death of the Executive. The Beneficiary designated under this Agreement may be the same as or different from the beneficiary designation under any other Agreement of the Bank in which the Executive participates.

6.2 Beneficiary Designation; Change. The Executive shall designate a Beneficiary by completing and signing the Beneficiary Designation Form, and delivering it to the Bank or its designated agent. The Executive's beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Executive or if the Executive names a spouse as Beneficiary and the marriage is subsequently dissolved. The Executive shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Bank's rules and procedures, as in effect from time to time.
     Upon the acceptance by the Bank of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Bank shall be entitled to rely on the last Beneficiary Designation Form filed by the Executive and accepted by the Bank prior to the Executive's death.

6.3 Acknowledgment. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Bank or its designated agent.

6.4 No Beneficiary Designation. If the Executive dies without a valid designation of beneficiary, or if all designated Beneficiaries predecease the Executive, then the Executive's surviving spouse shall be the designated Beneficiary. If the Executive has no surviving spouse, the benefits shall be made payable to the personal representative of the Executive's estate.

6.5 Facility of Payment. If the Bank determines in its discretion that a benefit is to be paid to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of that person's property, the Bank may direct payment of such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Bank may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Executive and the Executive's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Agreement for such payment amount.

                                   Article 7
                                  Assignment

The Executive may irrevocably assign without consideration all of the Executive's Interest in this Agreement to any person, entity, or trust. In the event the Executive shall transfer all of the Executive's Interest, then all of the Executive's Interest in this Agreement shall be

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SECURITY FEDERAL BANK
Split Dollar Agreement
==============================================================================

vested in the Executive's transferee, who shall be substituted as a party hereunder, and the Executive shall have no further interest in this Agreement.

                                   Article 8
                                    Insurer

     The Insurer shall be bound only by the terms of its given Policy. The Insurer shall not be bound by or deemed to have notice of the provisions of this Agreement. The Insurer shall have the right to rely on the Bank's representations with regard to any definitions, interpretations or Policy interests as specified under this Agreement.

                                   Article 9
                          Claims And Review Procedure

9.1 Claims Procedure. The Executive or Beneficiary ("claimant") who has not received benefits under the Agreement that he or she believes should be paid shall make a claim for such benefits as follows:

     9.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Plan Administrator a written claim for the benefits. If such a claim relates to the contents of a notice received by the claimant, the claim must be made within sixty
             (60) days after such notice was received by the claimant.  All other claims must be made within one hundred eighty (180) days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the claimant.

     9.1.2 Timing of Bank Response. The Bank shall respond to such claimant within 90 days after receiving the claim. If the Bank determines that special circumstances require additional time for processing the claim, the Bank can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Bank expects to render its decision.

     9.1.3 Notice of Decision. If the Bank denies part or all of the claim, the Bank shall notify the claimant in writing of such denial. The Bank shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

              (a)  The specific reasons for the denial;
              (b) A reference to the specific provisions of the Agreement on which the denial is based;
              (c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed;
              (d) An explanation of the Agreement's review procedures and the time limits applicable to such procedures; and
              (e) A statement of the claimant's right to bring a civil action under ERISA

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SECURITY FEDERAL BANK
Split Dollar Agreement
==============================================================================

                   Section 502(a) following an adverse benefit determination on review.

9.2 Review Procedure. If the Bank denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Bank of the denial, as follows:

     9.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Bank's notice of denial, must file with the Bank a written request for review.

     9.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Bank shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

     9.2.3 Considerations on Review. In considering the review, the Bank shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

     9.2.4 Timing of Bank's Response. The Bank shall respond in writing to such claimant within 60 days after receiving the request for review. If the Bank determines that special circumstances require additional time for processing the claim, the Bank can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Bank expects to render its decision.

     9.2.5 Notice of Decision. The Bank shall notify the claimant in writing of its decision on review. The Bank shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

              (a)  The specific reasons for the denial;
              (b) A reference to the specific provisions of the Agreement on which the denial is based;
              (c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits; and
              (d) A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

                                   Article 10
                          Amendments And Termination

Notwithstanding any other provision in this Agreement, the Bank may amend or

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SECURITY FEDERAL BANK
Split Dollar Agreement
==============================================================================

terminate the Agreement at any time, or may amend or terminate the Executive's rights under the Agreement at any time prior to the Executive's death, by providing written notice of such to the Executive. Upon termination of the Executive's rights under this Agreement, the Executive will be eligible for any life insurance benefit offered to the general employees of the Bank.

                                   Article 11
                                 Administration

11.1 Plan Administrator Duties. This Agreement shall be administered by a Plan Administrator which shall consist of the Board, or such committee or persons as the Board may choose. The Plan Administrator shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Agreement and (ii) decide or resolve any and all questions including interpretations of this Agreement, as may arise in connection with this Agreement.

11.2 Agents. In the administration of this Agreement, the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit, (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to the Bank.

11.3 Binding Effect of Decisions. The decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of this Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in this Agreement.

11.4 Indemnity of Plan Administrator. The Bank shall indemnify and hold harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Plan Administrator or any of its members.

11.5 Information. To enable the Plan Administrator to perform its functions, the Bank shall supply full and timely information to the Plan Administrator on all matters relating to the salary of the Executive, the date and circumstances of the retirement, disability, death or Separation from Service of the Executive, and such other pertinent information as the Plan Administrator may reasonably require.

                                   Article 12
                                 Miscellaneous

12.1 Binding Effect. This Agreement shall bind the Executive and the Bank, their beneficiaries, survivors, executors, administrators and transferees and any Beneficiary.

12.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an Executive of the Bank, nor does it interfere with the Bank's right to discharge the Executive. It also does not require the

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SECURITY FEDERAL BANK
Split Dollar Agreement
==============================================================================

     Executive to remain an Executive nor interfere with the Executive's right to terminate employment at any time.

12.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of South Carolina, except to the extent preempted by the laws of the United States of America.

12.4 Reorganization. The Bank shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Bank under this Agreement. Upon the occurrence of such event, the term "Bank" as used in this Agreement shall be deemed to refer to the successor or survivor company.

12.5 Notice. Any notice or filing required or permitted to be given to the Bank under this Agreement shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                              --------------------------------
                              Security Federal Bank
                              --------------------------------
                              1705 Whiskey Road South
                              --------------------------------
                              Aiken, SC 29801
                              --------------------------------

     Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark or the receipt for registration or certification.

     Any notice or filing required or permitted to be given to the Executive under this Agreement shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Executive.

12.6 Entire Agreement. This Agreement, along with the Executive's Beneficiary Designation Form, constitutes the entire agreement between the Bank and the Executive as to the subject matter hereof. No rights are granted to the Executive under this Agreement other than those specifically set forth herein.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date indicated above.

EXECUTIVE:                         SECURITY FEDERAL BANK


--------------------------------   By  ---------------------------------------
_________________
                                   Title -------------------------------------

                                      8

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SECURITY FEDERAL BANK
Split Dollar Agreement
BENEFICIARY DESIGNATION FORM
==============================================================================

{  } New Designation
{  } Change in Designation

I,               , designate the following as Beneficiary under the Agreement:
   --------------

Primary:
___________________________________________________________      _____%

___________________________________________________________      _____%

____________________________________________________________     _____%


Contingent:
___________________________________________________________

___________________________________________________________      _____%

___________________________________________________________      _____%

___________________________________________________________      _____%


Notes:
 *  Please PRINT CLEARLY or TYPE the names of the beneficiaries.
 * To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.
 * To name your estate as beneficiary, please write "Estate of ______________ [your name]".
 * Be aware that none of the contingent beneficiaries will receive anything unless ALL of the primary beneficiaries predecease you.


I understand that I may change these beneficiary designations by delivering a new written designation to the Plan Administrator, which shall be effective only upon receipt and acknowledgment by the Plan Administrator prior to my death. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Name:          _____________________

Signature:     _______________________________    Date:     _______

Received by the Plan Administrator this ________ day of ______________, 2___

By:        _________________________________

Title:     _________________________________